UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2012

HKN, INC.

(Exact Name of registrant as specified in its charter)

Delaware	1-10262	95-2841597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 State Street, Suite 200 Southlake, Texas		76092
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (817) 424-2424

Former Name or Former Address, if Changed Since Last Report:  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

HKN, Inc. (“HKN”) has filed an amendment to its restated certificate of incorporation with the Secretary of State of Delaware, which amendment has become effective on October 30, 2012.

The amendment to Article Four of the restated certificate of incorporation effected a one-for-forty reverse stock split of the outstanding shares of the Company’s common stock and reduced the aggregate number of authorized shares of capital stock of HKN from Twenty Five Million (25,000,000) with Twenty Four Million (24,000,000) shares designated as Common Stock to Three Million (3,000,000) with Two Million (2,000,000) shares designated as Common Stock with a par value of One Cent ($0.01).  By virtue of the reverse split, the total number of outstanding shares has been reduced from approximately 17.5 million to approximately 437 thousand.

Item 5.07. Submission of Matters to a Vote of Security Holders.

HKN held its 2012 annual meeting of stockholders (the “Meeting”) on October 29, 2012, pursuant to a proxy statement filed with the Securities and Exchange Commission and furnished to holders of record of its 17,477,107 outstanding shares of Common Stock as of September  5, 2012.

There were 16,395,929 shares voted in person or by proxy.  At the Meeting, the stockholders voted as indicated below for the following matters:

Election of the following directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified (Proposal 1 in the 2012 proxy statement):

Nominee	For	Withheld
Michael M. Ameen, Jr.	13,363,229	196,689
Mikel D. Faulkner	13,223,478	336,440
Dr. J. William Petty	13,347,384	212,534
Alan G. Quasha	13,226,484	333,434
H. A. Smith	13,344,952	214,966

This proposal passed in that all nominees received the affirmative vote of a plurality of the votes duly cast at the meeting.

The stockholders also approved to amend HKN’s Restated Certificate of Incorporation to effect a one-for-forty reverse stock split and to reduce the aggregate number of authorized shares of capital stock of HKN from Twenty Five Million (25,000,000) with Twenty Four Million (24,000,000) shares designated as Common Stock to Three Million (3,000,000) with Two Million (2,000,000) shares designated as Common Stock with a par value of One Cent ($0.01) (Proposal 2 in the 2012 proxy statement).

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit 99.1 – Press release dated October 31, 2012

Exhibit 99.2 – Certificate of Amendment to Restated Certificate of Incorporation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2012		HKN, Inc.

	By:	/s/ Sarah B. Gasch
Sarah B. Gasch
Executive Vice President and CFO

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